Baird Equity Opportunity Fund
Schedule of Investments, March 31, 2022 (Unaudited)
				% of
		Shares	Value	Net Assets
Common Stocks

Aerospace & Defense
Cadre Holdings, Inc.		62,375	$1,531,930	2.5%
Banks
Huntington Bancshares, Inc.		15,000	219,300	0.4%
Chemicals
Huntsman Corp.		25,000	937,750	1.6%
Communications Equipment
Infinera Corp. (1)		354,961	3,077,512	5.1%
Construction & Engineering
Fluor Corporation (1)		41,028	1,177,093	1.9%
Valmont Industries, Inc.		10,504	2,506,255	4.2%
			3,683,348	6.1%
Consumer Finance
Green Dot Corp. (1)		73,627	2,023,270	3.4%
Diversified Consumer Services
Mister Car Wash, Inc. (1)		19,524	288,760	0.5%
Electrical Equipment
nVent Electric PLC (4)		82,742	2,877,767	4.8%
Electronic Equipment & Instruments
Universal Display Corp.		3,862	644,761	1.1%
Electronic Equipment, Instruments & Components
SmartRent, Inc. (1)		45,976	232,638	0.4%
Energy Equipment & Services
NexTier Oilfield Solutions, Inc. (1)		137,540	1,270,870	2.1%
Entertainment
Madison Square Garden Sports Corp. (1)		11,948	2,142,993	3.6%
Zynga, Inc. (1)		449,885	4,156,938	6.9%
			6,299,931	10.5%
Food & Staples Retailing
Chefs' Warehouse Inc. (1)		83,023	2,706,550	4.5%
Health Care Technology
Evolent Health, Inc. (1)		83,101	2,684,162	4.5%
Insurance
Everest Re Group Ltd.		1,257	378,835	0.6%
Internet & Direct Marketing Retail
Xometry, Inc. (1)		20,751	762,599	1.3%
IT Services
Evo Payments, Inc. (1)		162,639	3,755,334	6.2%
PayPal Holdings, Inc. (1)		12,361	1,429,550	2.4%
			5,184,884	8.6%
Leisure Products
Clarus Corp.		78,046	1,777,888	3.0%
Vista Outdoor, Inc. (1)		47,460	1,693,847	2.8%
			3,471,735	5.8%
Life Sciences Tools & Services
NeoGenomics, Inc. (1)		37,045	450,097	0.7%
Machinery
Ingersoll Rand, Inc.		47,031	2,368,011	3.9%
Nordson Corporation		8,282	1,880,676	3.1%
			4,248,687	7.0%
Metals & Mining
Allegheny Technologies, Inc. (1)		10,837	290,865	0.5%
Multiline Retail
Tuesday Morning Corp. (1)		428,292	471,121	0.8%
Oil, Gas & Consumable Fuels
Devon Energy Corp.		10,000	591,300	1.0%
Diamondback Energy, Inc.		10,252	1,405,344	2.3%
			1,996,644	3.3%
Professional Services
Alight, Inc. (1)		168,327	1,674,854	2.8%
Verisk Analytics, Inc.		12,294	2,638,661	4.4%
			4,313,515	7.2%
Road & Rail
Knight-Swift Transportation Holdings, Inc.		17,528	884,463	1.5%
Software
Blackbaud, Inc. (1)		38,673	2,315,352	3.8%
Dropbox, Inc. (1)		115,763	2,691,490	4.5%
Opera Ltd. - ADR (1)(2)		169,201	999,978	1.7%
Xperi Holding Corp.		34,410	595,981	1.0%
			6,602,801	11.0%
Total Common Stocks			57,534,795	95.8%
(Cost $56,632,527)

Exchange Traded Fund
Other Financial Investment Activities
SPDR S&P Oil & Gas Exploration & Production ETF		3,520	473,616	0.8%
Total Exchange Traded Fund			473,616	0.8%
(Cost $337,608)
	Notional	Number of
Purchased Option Contracts	Amount	Contracts(5)
Call Option Contracts
BWX Technologies, Inc., Exercise Price: $50.00, Expiration: 08/19/2022	$96,948	18	11,520	0.0%
Electronic Arts, Inc., Exercise Price: $150.00, Expiration: 06/17/2022 (6)	1,897,650	150	15,750	0.1%
Palantir Technologies, Inc., Exercise Price: $15.00, Expiration: 04/14/2022	708,468	516	10,836	0.0%
Total Purchased Option Contracts			38,106	0.1%
(Cost $127,829)

Short-Term Investment		Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.21% (3)		1,965,797	1,965,797	3.3%
Total Short-Term Investment			1,965,797	3.3%
(Cost $1,965,797)
Total Investments			60,012,314	100.0%
(Cost $59,063,761)
Other Assets in Excess of Liabilities			37,232	0.0%
TOTAL NET ASSETS			$60,049,546	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
(4)	All of a portion of this security is held as collateral for options written. At March 31, 2022, the value of this collateral is $1,391,200.
(5)	Each contract is equivalent to 100 shares of common stock.
(6)	Held in connection with written option contracts. See Schedule of Written Option Contracts for further information.
ADR	- American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services.

Baird Equity Opportunity Fund
Summary of Fair Value Exposure at March 31, 2022 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$57,534,795	$–	$–	$57,534,795
Total Equity	57,534,795	–	–	57,534,795
Exchange Traded Fund
Exchange Traded Fund	473,616	–	–	473,616
Total Exchange Traded Fund	473,616	–	–	473,616
Purchased Option Contracts
Call Option Contracts	26,586	11,520	–	38,106
Total Purchased Option Contracts	26,586	11,520	–	38,106
Short-Term Investment
Money Market Mutual Fund	1,965,797	–	–	1,965,797
Total Short-Term Investment	1,965,797	–	–	1,965,797
Total Investments*	$60,000,794	$11,520	$–	$60,012,314

Written Option Contracts
Put Option Contracts	$(81,750)	$(20,130)	$–	$(101,880)
Total Written Option Contracts	$(81,750)	$(20,130)	$–	$(101,880)

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.

Baird Equity Opportunity Fund
Schedule of Written Option Contracts
March 31, 2022 (Unaudited)

Written Option Contracts	Notional Amount	Contracts (a)	Value
Put Option Contracts
Activision Blizzard, Inc., (Exercise Price: $45.00, Expiration: 09/16/2022)	$1,762,420	(220)	$(20,130)
Electronic Arts, Inc., (Exercise Price: $125.00, Expiration: 06/17/2022)	1,897,650	(150)	(81,750)

Total Written Option Contracts (Premiums Received $128,461)			$(101,880)

(a) Each contract is equivalent to 100 shares of common stock.